NUMBER                                                                    SHARES

COMMON STOCK               [OPLINK COMMUNICATIONS LOGO]             COMMON STOCK

               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                                               CUSIP 68375Q 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES that





IS THE RECORD OWNER OF



               FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF
                           OPLINK COMMUNICATIONS, INC.
(hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereto, to all of which the holder by the acceptance hereof consents.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Bruce D. Horn                  [SEAL]                /s/ Fredrick R. Fromm
Treasurer                                                President


COUNTERSIGNED AND REGISTERED:
     THE BANK OF NEW YORK,
          TRANSFER AGENT AND REGISTRAR,

BY

                         AUTHORIZED SIGNATURE


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                      OPLINK COMMUNICATIONS, INC.

     The Corporation will furnish without charge to each stockholder who so requests, a copy of the powers, designations, preferences and relative, participating, optional, or other special right of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Secretary of the Corporation at the principal office of the Corporation.

KEEP THIS STOCK CERTIFICATE IN A SAFE PLACE. If this stock certificate is lost, stolen, or destroyed, the Board of Directors of the Corporation may require the owner, or his legal representative, to give the Corporation a bond to indemnify the Corporation against any claim that may be made against them on account of the alleged loss, theft, or destruction of any such certificate as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common      UNIF GIFT MIN ACT--       Custodian
                                                      -------         ----------
                                                      (Cust)            (Minor)
TEN ENT--as tenants by the                            under Uniform Gifts to
         entireties                                   Minors Act
                                                                ----------------
JT TEN--as joint tenants with                                        (State)
        right of survivorship
        and not as tenants in
        common

      Additional abbreviations may also be used though not in the above list.

For value received,               hereby sell(s), assign(s) and transfer(s) unto
                   --------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                /
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ----------------------------------

                                        X
                                          --------------------------------------

                                        X
                                          --------------------------------------

                              NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE CERTIFICATE
                                        IN EVERY PARTICULAR WITHOUT ALTERATION
                                        OR ENLARGEMENT OR ANY CHANGE WHATEVER.


By:
   ------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION" AS SUCH TERM IS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.